                                  GRANGES INC.

                                    - and -

                        MONTREAL TRUST COMPANY OF CANADA





                         _____________________________

                           SPECIAL WARRANT INDENTURE

                           Providing for the Issue of
                           9,699,800 Special Warrants
                         _____________________________





                                 April 25, 1996





                                  LADNER DOWNS


                               McCARTHY TETRAULT

                               TABLE OF CONTENTS

                                                                          Page
                                 ARTICLE ONE

                                Interpretation . . . . . . . . . . . . .   2

1.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.2    Words Importing the Singular and Gender . . . . . . . . . . . . .   7
1.3    Interpretation Not Affected by Headings . . . . . . . . . . . . .   7
1.4    Day Not a Business Day  . . . . . . . . . . . . . . . . . . . . .   7
1.5    Time of the Essence . . . . . . . . . . . . . . . . . . . . . . .   7
1.6    Currency  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
1.7    Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . .   8
1.8    English Language  . . . . . . . . . . . . . . . . . . . . . . . .   8
1.9    Meaning of "outstanding" for Certain Purposes . . . . . . . . . .   8

                                 ARTICLE TWO

                          Issue of Special Warrants  . . . . . . . . . .   9

2.1    Creation and Issue of Special Warrants  . . . . . . . . . . . . .   9
2.2    Terms of Special Warrants . . . . . . . . . . . . . . . . . . . .   9
2.3    Special Warrant Certificates  . . . . . . . . . . . . . . . . . .   9
2.4    Issue in Substitution for Lost Special Warrants . . . . . . . . .  11
2.5    Special Warrantholder not a Shareholder . . . . . . . . . . . . .  11
2.6    Special Warrants to Rank Pari Passu . . . . . . . . . . . . . . .  11
2.7    Signing of Special Warrant Certificates . . . . . . . . . . . . .  12
2.8    Certification by the Trustee or Co-transfer Agent . . . . . . . .  12

                                ARTICLE THREE

                  Exchange and Ownership of Special Warrants . . . . . .  12

3.1    Exchange of Special Warrants  . . . . . . . . . . . . . . . . . .  12
3.2    Charges for Exchange or Transfer  . . . . . . . . . . . . . . . .  13
3.3    Ownership of Special Warrants . . . . . . . . . . . . . . . . . .  13
3.4    Registration and Transfer of Special Warrants . . . . . . . . . .  14

                                 ARTICLE FOUR

                         Exercise of Special Warrants  . . . . . . . . .  16

4.1    Exercise During Exercise Period . . . . . . . . . . . . . . . . .  16
4.2    Notice of Compliance or Non-Compliance  . . . . . . . . . . . . .  16
4.3    Notice of Retraction Right  . . . . . . . . . . . . . . . . . . .  17
4.4    Retraction of Special Warrants  . . . . . . . . . . . . . . . . .  17
4.5    Notice of Exercise Period . . . . . . . . . . . . . . . . . . . .  18
4.6    Method of Exercise of Special Warrants  . . . . . . . . . . . . .  18
4.7    Effect of Exercise of Special Warrants  . . . . . . . . . . . . .  19
4.8    Partial Exercise of Special Warrants  . . . . . . . . . . . . . .  20
4.9    No Fractional Shares or Warrants  . . . . . . . . . . . . . . . .  21

4.10   Deemed Exercise of Special Warrants . . . . . . . . . . . . . . .  21
4.11   Accounting and Recording  . . . . . . . . . . . . . . . . . . . .  21
4.12   Cancellation of Surrendered Special Warrants  . . . . . . . . . .  21
4.13   Exercise Restrictions . . . . . . . . . . . . . . . . . . . . . .  21

                                 ARTICLE FIVE

                        Adjustment of Exercise Number  . . . . . . . . .  22

5.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
5.2    Adjustment of Exercise Number . . . . . . . . . . . . . . . . . .  22
5.3    Subscription Rights Adjustment Rules  . . . . . . . . . . . . . .  26
5.4    Postponement of Subscription  . . . . . . . . . . . . . . . . . .  28
5.5    Notice of Certain Events  . . . . . . . . . . . . . . . . . . . .  28
5.6    Protection of Trustee . . . . . . . . . . . . . . . . . . . . . .  29
5.7    Proceedings Prior to Any Action Requiring Adjustment  . . . . . .  29

                                 ARTICLE SIX

                             Rights and Covenants  . . . . . . . . . . .  29

6.1    Purchase of Special Warrants  . . . . . . . . . . . . . . . . . .  29
6.2    General Covenants of the Company  . . . . . . . . . . . . . . . .  29
6.3    Trustee's Remuneration and Expenses . . . . . . . . . . . . . . .  31
6.4    Escrow of Funds . . . . . . . . . . . . . . . . . . . . . . . . .  31
6.5    Right to Dividends or Distributions . . . . . . . . . . . . . . .  33
6.6    Investment of Funds . . . . . . . . . . . . . . . . . . . . . . .  34
6.7    Performance of Covenants by Trustee . . . . . . . . . . . . . . .  34
6.8    Certificate of the Company  . . . . . . . . . . . . . . . . . . .  34
6.9    Rescission Right  . . . . . . . . . . . . . . . . . . . . . . . .  34

                                ARTICLE SEVEN

                                 Enforcement . . . . . . . . . . . . . .  35

7.1    Suits by Special Warrantholders . . . . . . . . . . . . . . . . .  35
7.2    Immunity of Shareholders  . . . . . . . . . . . . . . . . . . . .  35
7.3    Limitation of Liability . . . . . . . . . . . . . . . . . . . . .  36

                                ARTICLE EIGHT

                      Meetings of Special Warrantholders . . . . . . . .  36

8.1    Right to Convene Meetings . . . . . . . . . . . . . . . . . . . .  36
8.2    Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
8.3    Chairman  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
8.4    Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
8.5    Power to Adjourn  . . . . . . . . . . . . . . . . . . . . . . . .  37
8.6    Show of Hands . . . . . . . . . . . . . . . . . . . . . . . . . .  37
8.7    Poll  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
8.8    Voting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
8.9    Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
8.10   Company and Trustee may be Represented  . . . . . . . . . . . . .  39
8.11   Powers Exercisable by Extraordinary Resolution  . . . . . . . . .  39

8.12   Meaning of "Extraordinary Resolution" . . . . . . . . . . . . . .   40
8.13   Powers Cumulative . . . . . . . . . . . . . . . . . . . . . . . .   41
8.14   Minutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
8.15   Instruments in Writing  . . . . . . . . . . . . . . . . . . . . .   42
8.16   Binding Effect of Resolutions . . . . . . . . . . . . . . . . . .   42
8.17   Holdings by Company Disregarded . . . . . . . . . . . . . . . . .   42

                                 ARTICLE NINE

               Supplemental Indentures and Successor Companies . . . . .   43

9.1    Provision for Supplemental Indentures for Certain Purposes  . . .   43
9.2    Successor Companies . . . . . . . . . . . . . . . . . . . . . . .   44

                                 ARTICLE TEN

                            Concerning the Trustee . . . . . . . . . . .  44

10.1   Trust Indenture Legislation . . . . . . . . . . . . . . . . . . .  44
10.2   Rights and Duties of Trustee  . . . . . . . . . . . . . . . . . .  45
10.3   Evidence, Experts and Advisers  . . . . . . . . . . . . . . . . .  45
10.4   Securities, Documents and Monies Held by Trustee  . . . . . . . .  46
10.5   Action by Trustee to Protect Interests  . . . . . . . . . . . . .  47
10.6   Trustee not Required to Give Security . . . . . . . . . . . . . .  47
10.7   Protection of Trustee . . . . . . . . . . . . . . . . . . . . . .  47
10.8   Replacement of Trustee  . . . . . . . . . . . . . . . . . . . . .  48
10.9   Conflict of Interest  . . . . . . . . . . . . . . . . . . . . . .  49
10.10  Acceptance of Trust . . . . . . . . . . . . . . . . . . . . . . .  50
10.11  Trustee not to be Appointed Receiver  . . . . . . . . . . . . . .  50
10.12  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

                                ARTICLE ELEVEN

                                   General . . . . . . . . . . . . . . .  50

11.1   Notice to Company and Trustee . . . . . . . . . . . . . . . . . .  50
11.2   Notice to Special Warrantholders  . . . . . . . . . . . . . . . .  52
11.3   Satisfaction and Discharge of Indenture . . . . . . . . . . . . .  53
11.4   Sole Benefit of Parties and Special Warrantholders  . . . . . . .  53
11.5   Discretion of Directors . . . . . . . . . . . . . . . . . . . . .  53
11.6   Counterparts and Formal Date  . . . . . . . . . . . . . . . . . .  53

     THIS SPECIAL WARRANT INDENTURE is dated as of April 25, 1996,


BETWEEN:

     GRANGES INC., a company incorporated under the laws of the Province of British Columbia, having its head office at Suite 3000, 370 Seventeenth Street, Denver, Colorado, U.S.A., 80202

     (the "Company")

AND:

     MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, having an office at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9

     (the "Trustee").

WHEREAS:

A. The Company proposes to create and issue 9,699,800 Special Warrants exercisable by the holders thereof on the terms hereinafter set forth for the acquisition of Shares in the capital of the Company and Warrants exercisable to acquire Shares in the capital of the Company;

B. The Company is duly authorized to create and issue the Special Warrants to be issued as herein provided;

C. All things necessary have been done and performed to make the Special Warrants, when certified by the Trustee and issued and delivered as in this Indenture provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

D. The Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants from time to time issued pursuant to this Indenture;

     NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the premises and the covenants of the parties, the Company hereby appoints the Trustee as trustee for the Special Warrantholders, to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants from time to time issued pursuant to this Indenture and it is hereby agreed and declared as follows:

                                  ARTICLE ONE

                                 Interpretation

1.1  Definitions

     In this Indenture and in the recitals and schedules hereto, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words shall have the following meanings:

     (a) "Applicable Legislation" means the provisions of any statute of Canada or a province thereof, and the regulations under any such statute, relating to trust indentures or the rights, duties or obligations of corporations and trustees under trust indentures as are from time to time in force and applicable to this Indenture;

     (b)  "board" means the Board of Directors of the Company;

     (c) "business day" means a day that is not a Saturday, Sunday, or civic or statutory holiday in the Cities of Toronto, Ontario and Vancouver, British Columbia;

     (d) "Company" means Granges Inc. and its lawful successors from time to time as provided for in section 9.2;

     (e) "Company's auditors" means the firm of chartered accountants duly appointed as auditors of the Company from time to time;

     (f) "Convertible Security" means a security of the Company (other than the Special Warrants) convertible into or otherwise carrying the right to acquire authorized but unissued Shares;

     (g)  "Co-transfer Agent" has the meaning given in section 2.1;

     (h) "counsel" means a barrister or solicitor (who may be an employee of the Company) or a firm of barristers and solicitors (who may be counsel for the Company) in both cases acceptable to the Trustee;

     (i) "Current Market Price" at any date, means the weighted average price per Share at which the Shares have traded:

          (i)  on The Toronto Stock Exchange;

          (ii) if the Shares are not listed on The Toronto Stock Exchange, on any stock exchange upon which the Shares are listed as may be selected for this purpose by the directors and approved by the Trustee; or

         (iii) if the Shares are not listed, on any over-the-counter market as may be selected for this purpose by the directors and approved by the Trustee;

          during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending the 15th trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the aggregate number of Shares sold;

     (j) "director" means a director of the Company for the time being, and reference without more to action by the directors means action by the directors of the Company as a board or, whenever duly empowered, action by an executive committee of the board, in each case by resolution duly passed;

     (k) "dividends" means dividends or distributions (payable in cash or in securities, property or assets of equivalent value) declared payable on the Shares;

     (l) "dividends paid in the ordinary course" means such dividends or distributions declared payable on Shares in any fiscal year of the Company to the extent that such dividends or distributions in the aggregate do not exceed on a per Share basis 5% of the Special Warrant Purchase Price and for such purposes the amount of any dividends or distributions paid in other than cash or shares shall be the fair market value of such dividends as determined by the directors;

     (m) "Exchange Right" means the right to acquire Shares and Warrants upon due exercise of the rights attached to the Special Warrants as herein provided;

     (n) "Exercise Number" at any time, means that number of Shares that Special Warrantholders are entitled to receive from time to time for each Special Warrant held upon exercise of the rights attached to the Special Warrant as that number may be adjusted by Article Five hereof and that number, as at the date hereof, is equal to one Share for each Special Warrant;

     (o) "Exercise Date" with respect to any Special Warrant means the earlier of:

          (i) the date on which the Special Warrant Certificate evidencing such Special Warrant is duly surrendered in accordance with the provisions of section 4.6; and

          (ii) the date of deemed exercise of the Special Warrants pursuant to section 4.10;

     (p) "Exercise Period" means the period commencing on the date hereof and ending at 4:30 p.m. (local time) on the fifth business day after the earlier of:

          (i)  the Qualification Date; and

          (ii) the Qualification Deadline;

     (q) "Extraordinary Resolution" has the meaning given in sections 8.12 and 8.15;

     (r) "Final Prospectus" means the final version of the prospectus to be filed with each of the Securities Commissions relating to the distribution of the Shares and Warrants issuable to the holders of the Special Warrants upon exercise of the Special Warrants and includes any amendments or supplements thereto;

     (s) "Notice of Compliance" means notice in writing from the Company to the Trustee and to the Underwriters to the effect that the Qualification Date has occurred on or before the Qualification Deadline;

     (t) "Notice of Non-Compliance" means notice in writing from the Company to the Trustee and to the Underwriters to the effect that the Qualification Date has not occurred on or before the Qualification Deadline;

     (u) "person" means an individual, a corporation, a partnership, a trust or any unincorporated organization, and words importing persons have a similar meaning;

     (v)  "Provinces" means the provinces of British Columbia and Ontario;

     (w) "Qualification Date" means the day on which a receipt is issued for the Final Prospectus by the last of the Securities Commissions to do so under the applicable Securities Laws of each of the Provinces;

     (x) "Qualification Deadline" means July 24, 1996 or such later date as the Underwriters may determine in a written notice delivered to the Company and the Trustee provided that the Underwriters have obtained the written consent thereto of each initial purchaser of the Special Warrants who has not resold such Special Warrants;

     (y) "Registrar" means a registrar, from time to time, of the Special Warrants appointed pursuant to subsection 3.4(1);

     (z)  "Regulation S" means Regulation S under the U.S. Securities Act;

     (aa) "Retraction Period" means the period commencing on the first business day following the Qualification Deadline and ending at 4:30 p.m. (local time) on the date that is five business days after the Qualification Deadline;

     (ab) "Securities Commissions" means, collectively, the securities commission or other securities regulatory authority under the applicable Securities Laws of each of the Provinces;

     (ac) "Securities Laws" means, collectively, the applicable securities laws of each of the Provinces and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, notices, blanket orders and rulings of the Securities Commissions;

     (ad) "Shares" means fully paid and non-assessable common shares without par value in the capital of the Company; provided that if the Exchange Rights are subsequently adjusted or altered pursuant to subsection 5.2(4) or (5), "Shares" shall thereafter mean the shares or other securities or property that a Special Warrantholder is entitled to on an exchange after the adjustment;

     (ae) "shareholder" means an owner of record of one or more Shares or shares of any other class or series of the Company;

     (af) "Special Warrantholders" or "holders" means the registered holders of Special Warrants;

     (ag) "Special Warrantholders' Request" means an instrument signed in one or more counterparts by a Special Warrantholder or Special Warrantholders entitled to acquire, upon exercise of the Exchange Rights, in the aggregate, not less than 25% of the aggregate number of Shares and Warrants that could be acquired pursuant to the exercise of all of the Special Warrants then outstanding requesting the Trustee to take some action or proceeding specified therein;

     (ah) "Special Warrants" means the special warrants authorized to be created by the Company under section 2.1 and issued and certified under this Indenture entitling the holders thereof to acquire Shares and Warrants evidenced by Special Warrant Certificates;

     (ai) "Special Warrant Certificates" means certificates substantially in the form attached as Schedule A hereto, or such other form as may be approved under subsection 2.3(1), evidencing Special Warrants;

     (aj) "Special Warrant Purchase Price" means $2.60 per Special Warrant;

     (ak) "subsidiary of the Company" means a corporation, more than 50% of the outstanding voting shares of which are owned, directly or indirectly, other than by way of security only, by the Company or by one or more subsidiaries of the Company; and, as used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of a majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency;

     (al) "this Special Warrant Indenture", "this Indenture", "herein" "hereby" and similar expressions mean or refer to this Special Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "section", "subsection", "paragraph" or "clause" followed by a number or letter mean and refer to the specified Article, section, subsection, paragraph or clause of this Indenture;

     (am) "trading day" with respect to a stock exchange means a day on which Shares may be traded through the facilities of such stock exchange;

     (an) "Transfer Agent" means the transfer agent for the time being of the Shares;

     (ao) "Trustee" means Montreal Trust Company of Canada, or any lawful successor thereto in the trusts hereby created including through the operation of section 10.8;

     (ap) "Underwriters" means ScotiaMcLeod Inc., First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc., the underwriters of the Special Warrants;

     (aq) "U.S. Person" means a U.S. person as that term is defined in Regulation S;

     (ar) "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States;

     (as) "United States" means the United States as that term is defined in Regulation S;

     (at) "Warrants" means the common share purchase warrants authorized to be created by the Company and issued and certified pursuant to the Warrant Indenture and entitling the holder thereof, subject to adjustment in accordance with the terms of the Warrant Indenture, to acquire one Share at any time from the date hereof until 4:30 p.m., (local time) on October 31, 1997, at the price of $3.00 per Share;

     (au) "Warrantholders" means the registered holders of the Warrants for the time being;

     (av) "Warrant Indenture" means the warrant indenture dated the date hereof between the Company and the Trustee, pursuant to which the Warrants will be created and issued;

     (aw) "written order of the Company", "written request of the Company", "written consent of the Company" and "certificate of the Company" mean respectively a written order, request, consent and certificate signed in the name of the Company by any one director or officer and may consist of one or more instruments so executed.

1.2  Words Importing the Singular and Gender

     Words importing the singular include the plural and vice versa and words importing a particular gender include all genders.

1.3  Interpretation Not Affected by Headings

     The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4  Day Not a Business Day

     In the event that any day on which the Exercise Period expires or on or before which any action is required to be taken hereunder is not a business day, then the Exercise Period shall expire on or the action shall be required to be taken on the next succeeding day that is a business day.

1.5 Time of the Essence

     Time shall be of the essence in all respects in this Indenture, the Special Warrants and the Special Warrant Certificates.

1.6  Currency

     Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

1.7  Applicable Law

     This Indenture, the Special Warrants and the Special Warrant Certificates shall be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

1.8  English Language

     The parties hereby confirm that they accept this Indenture as well as notices and certificates relating directly or indirectly to the subject matter hereof as drawn in the English language.

     Les parties confirment par les presentes qu'elles acceptent la presente convention ainsi que les avis et certificats se rapportant directement ou indirectement a l'objet des presentes tels que rediges en langue anglaise.

1.9  Meaning of "outstanding" for Certain Purposes

     Except as provided in sections 4.8 and 4.10, every Special Warrant Certificate certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it has been surrendered to the Trustee pursuant to this Indenture, provided however that:

     (a) a Special Warrant that has been partially exercised shall be deemed to be outstanding only to the extent of the unexercised part of the Special Warrants;

     (b) where a Special Warrant Certificate has been issued in substitution for a Special Warrant Certificate that has been lost, stolen or destroyed, only the latest Special Warrant Certificate issued shall be counted for the purpose of determining the Special Warrants outstanding; and

     (c) for the purpose of any provision of this Indenture entitling holders of outstanding Special Warrants to vote, sign consents, requests or other instruments or take any other action under this Indenture, Special Warrants owned legally or equitably by the Company or any subsidiary of the Company shall be disregarded, except that:

          (i) for the purpose of determining whether the Trustee shall be protected in relying on any vote, consent, request or other instrument or other action, only the Special Warrants of which the Trustee has notice that they are so owned shall be so disregarded; and

          (ii) Special Warrants so owned that have been pledged in good faith other than to the Company or any subsidiary of the Company shall not be so disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to vote the Special Warrants in the pledgee's discretion free from the control of the Company or any subsidiary of the Company pursuant to the terms of the pledge.


                                  ARTICLE TWO

                           Issue of Special Warrants

2.1  Creation and Issue of Special Warrants

     A total of 9,699,800 Special Warrants, each entitling the holder thereof to acquire from the Company on exercise thereof, subject to the conditions in Article Four and adjustment as provided for in section 4.7 and Article Five, one Share and one-half Warrant, are hereby authorized to be created and issued by the Company and, upon receipt by the Company of the Special Warrant Purchase Price for the Special Warrants, of which 100% shall be held in trust by the Trustee in accordance with the provisions of section 6.4, the Special Warrant Certificates shall be executed by the Company and certified by or on behalf of the Trustee, or by such other person as the Company may from time to time appoint with the approval of the Trustee (hereinafter referred to as the "Co-transfer Agent"), and delivered by the Trustee in accordance with subsection 2.3(3).

2.2  Terms of Special Warrants

     (1) Subject to the provisions of Articles Four and Five, each of the Special Warrants issued under section 2.1 shall entitle the holder thereof to acquire from the Company, on exercise or deemed exercise hereunder, from the Company, without further payment therefor one-half Warrant together with that number of Shares equal to the Exercise Number in effect at the Exercise Date, and to any entitlement under sections 6.4 and 6.5;

     (2) Fractional Special Warrants shall not be issued or otherwise provided for.

2.3  Special Warrant Certificates

     (1) Special Warrants shall be issued in registered form only and shall be evidenced only by Special Warrant Certificates, which shall be substantially in the form attached as Schedule A hereto, with such additions, variations or omissions as may be permitted by the provisions of this Indenture or may from time to time be agreed upon between the Company and the Trustee, shall be dated as of the date hereof (regardless of their actual dates of issue), shall bear such legends and distinguishing letters and numbers as the Company shall, with the approval of the Trustee, prescribe, shall be issuable in any denomination excluding fractions, and, if applicable, shall bear the additional legends set forth under section 2.3(2).

     (2) Each Special Warrant Certificate originally issued to a U.S. Person or a person within the United States, and all certificates issued in exchange therefor or in substitution thereof will bear a legend to the following effect (the "U.S. Legend"):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;

provided, that if any such Special Warrants are being sold or transferred in compliance with Rule 904 of Regulation S, the U.S. Legend may be removed by providing a declaration to the Trustee substantially in the form set forth in Schedule D attached hereto, and provided, further, that if any such Special Warrants are being sold in compliance with Rule 144 under the U.S. Securities Act, the U.S. Legend may be removed by delivery to the Trustee of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under the applicable requirements of the U.S. Securities Act or state securities laws.

     (3) The Trustee shall maintain and make available to the Company lists of all persons who are entitled to Special Warrant Certificates, and the Trustee shall mail or deliver Special Warrant Certificates evidencing whole Special Warrants to those persons or as directed by the Company.

2.4  Issue in Substitution for Lost Special Warrants

     (1) If a Special Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to applicable law and to subsection 2.4(2), shall issue and thereupon the Trustee shall countersign or certify and deliver a new Special Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Special Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Special Warrant Certificate and the substituted Special Warrant Certificate shall be in a form approved by the Trustee and shall be entitled to the benefit hereof, rank equally in accordance with its terms with all other Special Warrant Certificates issued or to be issued hereunder and will bear the same legends as the Special Warrant Certificate being replaced.

     (2) The applicant for the issue of a new Special Warrant Certificate pursuant to this section 2.4 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Special Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their discretion, and if required, furnish an indemnity in amount and form satisfactory to them in their discretion, and pay the reasonable charges of the Company and the Trustee in connection therewith.

2.5  Special Warrantholder not a Shareholder

     Nothing in this Indenture or in the holding of a Special Warrant evidenced by a Special Warrant Certificate, or otherwise, shall be construed as conferring upon a Special Warrantholder any right or interest whatsoever as a shareholder of the Company, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company or the right to receive any dividend and other distribution, except as provided in sections 6.4 and 6.5.

2.6  Special Warrants to Rank Pari Passu

     Except as otherwise provided herein, a Special Warrant shall rank pari passu with all other Special Warrants issued under this Indenture, whatever may be the actual date of issue of the Special Warrant Certificates that evidence them.

2.7  Signing of Special Warrant Certificates

     The Special Warrant Certificates shall be signed by two of the directors or officers of the Company and need not be under the seal of the Company. The signatures of any of these directors or officers may be mechanically reproduced in facsimile and Special Warrant Certificates bearing those facsimile signatures shall be binding upon the Company as if they had been manually signed by the directors or officers. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Special Warrant Certificate as an officer or director may no longer hold office at the date of the Special Warrant Certificate or at the date of certification or delivery thereof, any Special Warrant Certificate signed as aforesaid shall, subject to section 2.8, be valid and binding upon the Company.

2.8  Certification by the Trustee or Co-transfer Agent

     (1) The Trustee shall certify Special Warrant Certificates upon the written direction of the Company. No Special Warrant Certificate shall be issued or, if issued, shall be valid or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee, or by manual signature by the Co-transfer Agent, substantially in the form approved by the Company and the Trustee and the certification by the Trustee or by the Co-transfer Agent upon any Special Warrant Certificate shall be conclusive evidence as against the Company that the Special Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the attributes and characteristics of the Special Warrants provided for in this Indenture.

     (2) The certification of the Trustee or of the Co-transfer Agent on Special Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee or by the Co-transfer Agent as to the validity of this Indenture or of the Special Warrant Certificates (except the due certification thereof) and the Trustee or the Co-transfer Agent shall in no respect be liable or answerable for the use made of the Special Warrants or any of them or of the consideration therefor, except as otherwise specified herein.


                                 ARTICLE THREE

                   Exchange and Ownership of Special Warrants

3.1  Exchange of Special Warrants

     (1) Upon the request of a Special Warrantholder one or more Special Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for one or more Special Warrant Certificates of different denominations evidencing, in the aggregate, the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged and shall bear the same legends as the Special Warrant Certificates being exchanged.

     (2) Special Warrants may be exchanged only at the principal transfer offices of the Trustee in either of the Cities of Toronto or Vancouver or at the principal transfer office of the Co-transfer Agent designated by the Company or at any other place that is designated by the Company with the approval of the Trustee. Any Special Warrant Certificates tendered for exchange shall be surrendered to the Trustee or to its agent or the Co-transfer Agent and, upon issuance of new Special Warrants in exchange therefor, cancelled. The Company shall sign all Special Warrant Certificates necessary to carry out exchanges as aforesaid and those Special Warrant Certificates shall be certified by or on behalf of the Trustee.

3.2  Charges for Exchange or Transfer

     For each Special Warrant transferred or Special Warrant Certificate exchanged, other than on the exchange by the Underwriters of a global certificate representing all Special Warrants and the transfer of all such Special Warrants by the Underwriters, the Trustee, or the Co-transfer Agent except as otherwise herein provided, shall charge if required by the Company a reasonable sum in respect of each Special Warrant transferred or Special Warrant Certificate exchanged. The party requesting the transfer or exchange, as a condition precedent thereto, shall pay such charges and shall pay or reimburse the Trustee, the Co-transfer Agent or the Company for all exigible transfer taxes or governmental or other similar transfer charges required to be paid in connection therewith.

3.3  Ownership of Special Warrants

     The Company and the Trustee and their respective agents may deem and treat the holder of any Special Warrant as the absolute owner of that Special Warrant for all purposes, and the Company and the Trustee and their respective agents shall not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction. The holder of any Special Warrant shall be entitled to the rights evidenced by that Special Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt from any holder for the Shares, Warrants or monies obtainable pursuant thereto shall be a good discharge to the Company and the Trustee for the same and neither the Company nor the Trustee shall be bound to inquire into the title of any such registered holder.

3.4  Registration and Transfer of Special Warrants

     (1) The Company hereby appoints the Trustee as Registrar of the Special Warrants. The Company may hereafter, with the consent of the Trustee, appoint one or more other additional Registrars of the Special Warrants, including any Co-transfer Agent.

     (2) The Company shall cause a register to be kept by the Trustee, and the Trustee agrees to maintain such a register, at its principal transfer office in the City of Vancouver, in which shall be entered alphabetically the names and addresses of the holders of Special Warrants and other particulars of the Special Warrants held by them respectively and a register of all transfers of Special Warrants and the date and other particulars of each transfer. Such registration shall be noted on the Special Warrant Certificates by the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1). The Company shall also cause transfer agencies (each a "Transfer Agency") to be maintained by the Trustee, and the Trustee shall maintain such Transfer Agencies at its principal transfer offices in the Cities of Toronto and Vancouver and in such other place or places and by such other agent as the Company with the approval of the Trustee may designate.

     (3) No transfer of a Special Warrant shall be valid unless made on any one of the registers upon surrender of the Special Warrant Certificate to the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) accompanied by a written instrument of transfer in form satisfactory to the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) executed by the registered holder or his executors, administrator or other legal representatives or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) and upon compliance with such reasonable requirements as the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) may prescribe, nor shall a transfer of a Special Warrant be valid, except in the case where a new Special Warrant Certificate is issued upon a transfer, unless the transfer shall have been noted on the Special Warrant Certificate by the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1), provided however and notwithstanding the provisions of this subsection 3.4(3), an Underwriter shall be entitled to be entered on any one of the registers as the holder of Special Warrants evidenced by a particular Special Warrant Certificate upon delivery by that Underwriter to the Trustee of:

     (a)  the particular Special Warrant Certificate; and

     (b) a certificate of that Underwriter to the effect that the purchaser of the Special Warrants evidenced by the particular Special Warrant Certificate has declined or refused to accept delivery of, and make payment for, the Special Warrants evidenced by the particular Special Warrant Certificate in accordance with the subscription or purchase agreement between such purchaser, the Company and ScotiaMcLeod Inc. (and ScotiaMcLeod (USA) Inc. in the case of a United States purchaser).

     (4) The registers referred to in this section 3.4 shall at all reasonable times be open for inspection by the Company, by the Trustee and by any Special Warrantholder.

     (5) The registered holder of a Special Warrant may at any time and from time to time have the registration of the Special Warrant transferred from the register in which the registration thereof appears to another authorized register upon compliance with such reasonable requirements as the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) may prescribe.

     (6) Subject to subsections 3.4(7), 3.4(8) and 3.4(9), the holder of a Special Warrant may at any time and from time to time have the Special Warrant transferred at any Transfer Agency in accordance with the conditions herein, such reasonable requirements as the trustee or other Registrar duly appointed pursuant to subsection 3.4(1) may prescribe and all applicable securities legislation and requirements of regulatory authorities, provided however that the transfer of Special Warrants shall be accompanied by a transfer form in the form set forth in Schedule C hereto.

     (7) If the Special Warrant Certificate tendered for transfer bears the U.S. Legend, the Trustee or other Registrar shall authenticate, register and deliver in the name of the transferee a new Special Warrant Certificate, representing the number of Special Warrants so transferred, bearing the U.S. Legend; provided, that if the Special Warrants are being sold in accordance with Rule 904 of Regulation S and the transferor has delivered to the Trustee or other Registrar a declaration substantially in the form set forth in Schedule D attached hereto, the Trustee or other Registrar shall authenticate, register and deliver in the name of the transferee a new Special Warrant Certificate, representing the Special Warrants so transferred, without the U.S. Legend and, provided, further, that if the Special Warrants are being sold pursuant to Rule 144 under the U.S. Securities Act and the transferor has delivered to the Trustee or other Registrar an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that the U.S. Legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws, then the Trustee or other Registrar shall authenticate, register and deliver in the name of the transferee a new Special Warrant Certificate, representing the number of Special Warrants so transferred, without the U.S. Legend.

     (8) Except as required by law, neither the Trustee nor any other Registrar duly appointed pursuant to subsection 3.4(1) nor the Company shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Special Warrant and may transfer any Special Warrant on the written direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

     (9) The registers required to be kept at the Cities of Vancouver and Toronto shall not be closed at any time. In the event that an office of the Transfer Agent or a Co-transfer Agent in any place is closed, notice of the closing shall be given, in the manner provided in section 11.2, to the Special Warrantholders.

     (10) The Trustee and every Registrar duly appointed pursuant to subsection 3.4(1) shall from time to time, when requested so to do by the Company, by the Trustee or by any Special Warrantholder, furnish the Company, the Trustee or, upon payment by the Special Warrantholder of a reasonable fee, the Special Warrantholder, as the case may be, with a list of names and addresses of the holders of Special Warrant entered on the register kept by such Trustee or Registrar showing the number of Special Warrants held by each such holder.


                                  ARTICLE FOUR

                          Exercise of Special Warrants

4.1  Exercise During Exercise Period

     A Special Warrantholder may exercise the Special Warrants represented by a Special Warrant Certificate, unless the Special Warrants are retracted in accordance with section 4.4, at any time and from time to time in whole or in part during the Exercise Period in accordance with and subject to section 4.6. Any such exercise, or any deemed exercise pursuant to section 4.10, shall be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Company or the Trustee, be required to ensure compliance with all applicable securities legislation.

4.2  Notice of Compliance or Non-Compliance

     If the Qualification Date occurs on or before the Qualification Deadline, the Company shall forthwith, and in any event not later than the second business day thereafter, deliver a Notice of Compliance to the Trustee and to the Underwriters and shall deliver to the Trustee the certificate set out in section 6.8. If the Qualification Date does not occur on or before the Qualification Deadline, the Company shall forthwith, and in any event not later than the second business day thereafter, deliver a Notice of Non-Compliance to the Trustee and to the Underwriters and shall deliver to the Trustee the certificate set out in section 6.8.

4.3  Notice of Retraction Right

     Upon receipt by the Trustee of a Notice of Non-Compliance in accordance with and subject to section 4.2, the Trustee shall on the same day give notice to the Special Warrantholders specifying:

     (a) that the Qualification Date has not occurred on or before the Qualification Deadline;

     (b)  the duration and expiry of the Retraction Period;

     (c) that each Special Warrantholders may elect to retract all but not less than all of his Special Warrants in accordance with and subject to section 4.4 or, alternatively, to exercise his Special Warrants in accordance with and subject to section 4.6.

4.4  Retraction of Special Warrants

     (1) If the Qualification Date has not occurred on or before the Qualification Deadline, each Special Warrantholder may elect, by delivering a duly completed and executed election form, in the form attached as Schedule F hereto, to the Trustee at its principal transfer office in either of the Cities of Toronto or Vancouver or any other additional place or places that may be designated by the Company with the approval of the Trustee, or to the Co-transfer Agent at its principal transfer office designated by the Company, during the Retraction Period either to:

     (a) retract all but not less than all of his Special Warrants and receive payment from the Trustee of the Special Warrant Purchase Price for each Special Warrant retracted plus all interest earned thereon in the hands of the Trustee from the date hereof to the date immediately preceding the date of payment in accordance with section 6.4; or

     (b) exercise all of his Special Warrants pursuant to section 4.6 and in accordance with the terms of this Indenture acquire the Shares and the Warrants which the Special Warrantholder is entitled to acquire upon such exercise, subject to any applicable hold periods, resale restrictions and other requirements of the Securities Laws.

     (2) If the Qualification Date has not occurred on or before the Qualification Deadline and a Special Warrantholder has not delivered to the Trustee his duly completed election form during the Retraction Period as provided for in subsection 4.4(1), that Special Warrantholder shall be deemed to have elected to have exercised all of his Special Warrants pursuant to section 4.10 and upon such deemed exercise acquire the Shares and Warrants which the Special Warrantholder is entitled to acquire upon such deemed exercise of his Special Warrants, subject to any applicable hold periods, resale restrictions and other requirements of the Securities Laws.

     (3) If a Special Warrantholder delivers a duly completed election form in accordance with and subject to subsection 4.4(1) and surrenders a Special Warrant Certificate or Special Warrant Certificates representing the Special Warrants held by such holder that are to be retracted to the Trustee at its principal transfer office in either of the Cities of Toronto or Vancouver or any other place or places that may be designated by the Company with the approval of the Trustee, or to the Co-Transfer Agent at its principle transfer office designed by the Company, during the Retraction Period, the Trustee shall, on or before the fifth business day after the end of the Retraction Period, deliver to such Special Warrantholder, or to such person as such Special Warrantholder may otherwise specify in its exercise form delivered pursuant to subsection 4.4(1), at the address of such Special Warrantholder or, if so specified, of such person, or, if specified in the duly completed election form delivered pursuant to subsection 4.4(1), to such holder or person at the place where such election form was delivered, a cheque made payable to the order of such Special Warrantholder or, if so specified, such person, in an amount equal to the Special Warrant Purchase Price multiplied by each Special Warrant retracted plus all interest earned thereon in the hands of the Trustee from the date hereof to and including the day immediately preceding the date of such payment (less any tax required to be withheld therefrom) in accordance with section 6.4. Any payment made in accordance with the provision of this subsection 4.4(3) shall, to the extent of the sum represented thereby (plus the amount of any tax so withheld), satisfy and discharge all liability of the Company with respect to such payment, unless such cheque is not paid at par on presentation. In the event of non-receipt of any such cheque by the person so whom it is so delivered, or the loss or destruction thereof, the Trustee will issue to such person a replacement cheque for a like amount upon being furnished with such evidence of non-receipt, loss or destruction and with such indemnity as the Trustee may reasonably require.

4.5  Notice of Exercise Period

     Upon receipt by the Trustee of a Notice of Compliance in accordance with and subject to section 4.2, the Trustee shall forthwith give notice to the Special Warrantholders specifying:

     (a) that the Qualification Date has occurred on or before the Qualification Deadline; and

     (b)  the duration and expiry of the Exercise Period.

4.6  Method of Exercise of Special Warrants

     (1) Subject to section 4.13, the holder of any Special Warrants that are not retracted may, during the Exercise Period, exercise the right thereby conferred to acquire Shares and Warrants by surrendering to the Trustee at its principal transfer offices in either of the Cities of Toronto and Vancouver or at any other place or places that may be designated by the Company with the approval of the Trustee, or to the Co-transfer Agent at its principal transfer office designated by the Company, a Special Warrant Certificate or Special Warrant Certificates representing the Special Warrants held by such holder that are to be exercised, together with a duly completed and executed exercise form in the form set out in Schedule B hereto. Except as provided in section 4.10, Special Warrant Certificates shall only be deemed to have been surrendered upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Trustee or the Co-transfer Agent at one of the offices specified in this section.

     (2) Any exercise form delivered pursuant to subsection 4.6(1) shall be signed by the Special Warrantholder or the Special Warrantholder's executors or administrators or other legal representatives or an attorney of the Special Warrantholder duly appointed by an instrument in writing satisfactory to the Trustee or the Co-transfer Agent, as the case may be. The exercise form attached to the Special Warrant Certificate shall specify the number of Special Warrants being exercised, the person or persons in whose name or names the Shares and Warrants to be issued upon exercise are to be issued, the person's or persons' address or addresses and the number of Shares and Warrants to be issued to each person if more than one is so specified. If any of the Shares and Warrants to be acquired are to be issued to a person or persons other than the Special Warrantholder, the Special Warrantholder shall pay to the Trustee or to its agent all exigible transfer taxes or governmental or other charges required to be paid in respect of the transfer of the Special Warrants or Shares or Warrants and the Company will not be required to issue or deliver any certificate evidencing any Shares or Warrants unless or until that amount has been so paid or the Special Warrantholder has established to the satisfaction of the Company that the taxes and charges have been paid or that no taxes or charges are owing.

     (3) If, at the time of exercise of the Special Warrants, there remain restrictions on resale under applicable securities legislation on the Shares and Warrants acquired, the Company may, on the advice of counsel, endorse the certificates representing the Shares and Warrants with respect to those restrictions.

4.7  Effect of Exercise of Special Warrants

     (1) Upon the exercise or deemed exercise of any Special Warrants and compliance by the holder with section 4.6 and subject to sections 4.9 and 5.4, the holder of the Special Warrants shall be entitled without further payment therefor to receive from the Company:

     (a)  one-half Warrant for each Special Warrant exercised; and

     (b) the number of Shares that is equal to the number of Special Warrants exercised multiplied by the Exchange Number in effect at the Exercise Date,

and the Company shall cause the holder thereof to be entered forthwith on its register of shareholders as the holder of the Shares and on the register of Warrantholders as the holder of the Warrants and the Shares and Warrants so acquired shall be deemed to have been issued, and the person or persons to whom those Shares and Warrants are to be issued shall be deemed to have become the shareholder or shareholders of record of the Shares and the Warrantholder or registered Warrantholder of the Warrants on the Exercise Date unless the register of the Company or the register of Warrantholders shall be closed on that date, in which case the Shares and Warrants so acquired shall be deemed to be issued and the person or persons shall be deemed to become the holder or holders of record thereof on the date or dates on which the registers are reopened and the Shares and Warrants shall be issued on the later date or dates.

     (2) Upon the exercise or deemed exercise of the Special Warrants as aforesaid, the Company shall, without charge therefor except as provided in subsection 4.6(2), forthwith cause to be delivered to the Trustee as agent for, upon exercise pursuant to section 4.6 the person or persons in whose name or names the Shares and Warrants so acquired are to be issued as specified in the exercise form attached to the Special Warrant Certificate, or upon deemed exercise pursuant to section 4.10 the holder of the Special Warrants deemed exercised certificates for the appropriate number of Shares and Warrants that the Special Warrantholder is entitled to and has elected to acquire pursuant to the Special Warrants exercised. Upon receipt by the Trustee of such certificates the Trustee shall cause such certificates to be delivered forthwith in accordance with the written delivery instructions of the holder, or in the absence of such instructions, by registered mail without charge therefor, to the person or persons in whose name or names the Shares and Warrants have been issued at the addresses specified in, upon exercise pursuant to section 4.6 the exercise form, or upon deemed exercise pursuant to section
4.10 the register for the Special Warrants deemed exercised, and if the Qualification Date has occurred, a copy of the Final Prospectus, unless a copy thereof has previously been given by the Company to such person or persons.

4.8  Partial Exercise of Special Warrants

     Except as provided for in section 4.10 and paragraph 4.4(1)(b), a Special Warrantholder may exercise any number of Special Warrants up to the aggregate number of Special Warrants represented by the Special Warrant Certificate surrendered. In the event of any exercise of a number of Special Warrants less than the number which the holder is entitled to exercise, the holder of the Special Warrants upon such exercise shall be entitled to receive, without charge therefor, a new Special Warrant Certificate in respect of the balance of the

Special Warrants represented by the surrendered Special Warrant Certificate and which were not then exercised and the Trustee shall issue a new Special Warrant Certificate upon surrender of such Special Warrant Certificate, if satisfied that the new Special Warrant Certificate is properly issuable.

4.9  No Fractional Shares or Warrants

     Notwithstanding anything herein contained including any adjustment provided for in Article Five, the Company shall not be obliged to issue any fractional Shares or Warrants or to distribute certificates which evidence fractional Shares or Warrants upon the exercise of one or more Special Warrants. To the extent that the holder of one or more Special Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Share or Warrant that holder may exercise that right in respect of the fraction only in combination with other Special Warrants that in the aggregate entitle the holder to purchase a whole number of Shares and Warrants. If not so exercised, the Company shall not pay any amounts to the holder in satisfaction of the right to otherwise have received a fraction of a Share or Warrant.

4.10 Deemed Exercise of Special Warrants

     Immediately prior to the expiry of the Exercise Period, all Special Warrants not exercised by the holders thereof in accordance with section 4.6 and not retracted in accordance with section 4.4 shall be deemed to have been then exercised and surrendered by the holder without any further action on the part of the holder.

4.11 Accounting and Recording

     The Trustee shall record the particulars of the Special Warrants exercised, including the name or names and addresses of the persons who become holders of Shares and Warrants on exercise and the Exercise Date. Within three business days of each Exercise Date, the Trustee shall provide those particulars in writing to the Company.

4.12 Cancellation of Surrendered Special Warrants

     All Special Warrant Certificates surrendered to the Trustee shall be cancelled by the Trustee and, upon request therefor by the Company, the Trustee shall furnish the Company with a certificate identifying the Special Warrant Certificates so cancelled and the number of Shares and Warrants which have been issued pursuant to each.

4.13 Exercise Restrictions

     Notwithstanding the foregoing, Special Warrant Certificates bearing the U.S. Legend may only be exercised pursuant to this Article Four provided that the certificates representing the Shares and Warrants delivered upon such exercise shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.


                                  ARTICLE FIVE

                         Adjustment of Exercise Number

5.1  Definitions

     In this Article the terms "record date" and "effective date" where used herein shall mean 4:30 p.m. (Vancouver time) on the relevant date.

5.2  Adjustment of Exercise Number

     The Exercise Number (or the number and kind of Shares or securities to be received upon exercise in the case of subsections 5.2(4) and 5.2(5) below) shall be subject to adjustment from time to time in the events and in the manner provided in section 5.3 and as follows:

     (1) If during the Exercise Period the Company:

     (a) issues to all or substantially all the holders of the Shares by way of a stock dividend or otherwise Shares or Convertible Securities, other than (i) the issue from time to time of Shares or Convertible Securities by way of stock dividend to shareholders who elect to receive Shares or Convertible Securities in lieu of cash dividends in the ordinary course or pursuant to a dividend reinvestment plan or
          (ii) as dividends paid in the ordinary course; or

     (b) subdivides or redivides its outstanding Shares into a greater number of Shares; or

     (c) combines, consolidates or reduces its outstanding Shares into a smaller number of Shares

     (any of those events being herein called a "Share Reorganization"),

the Exercise Number shall be adjusted effective immediately after the record date at which the holders of Shares are determined for the purposes of the Share Reorganization or the effective date if no record date is fixed to a number that is the product of (1) the Exercise Number in effect on the record date and (2) a fraction:

          (i) the numerator of which shall be the number of Shares outstanding after giving effect to the Share Reorganization; and

          (ii) the denominator of which shall be the number of Shares outstanding on the record date before giving effect to the Share Reorganization.

For the purposes of determining the number of Shares outstanding at any particular time for the purpose of this subsection 5.2(1) there shall be included that number of Shares which would have resulted from the conversion at that time of all outstanding Convertible Securities (which, for greater certainty, includes Warrants issued prior to the end of the Exercise Period, pursuant to the exercise of Special Warrants).

     (2) If during the Exercise Period the Company shall issue rights, options or warrants (other than the Warrants) to all or substantially all the holders of the Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Shares or Convertible Securities within a period of 45 days from the date of issue thereof at a price per share, or at a conversion price per share, of less than 95% of the Current Market Price at the record date for such distribution (any such issuance being herein called a "Rights Offering" and Shares that may be acquired in exercise of the Rights Offering, or upon conversion of the Convertible Securities offered by the Rights Offering, being herein called the "Offered Shares"), the Exercise Number shall be adjusted effective immediately after the record date at which holders of Shares are determined for the purposes of the Rights Offering to an Exercise Number that is the product of (1) the Exercise Number in effect on the record date and (2) a fraction:

          (i) the numerator of which shall be the sum of (a) the number of Shares outstanding on the record date plus (b) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be; and

          (ii) the denominator of which shall be the sum of:

               (A)  the number of Shares outstanding on the record date; and

               (B) the number arrived at when (I) either the product of (a) the number of Offered Shares so offered and (b) the price at which those shares are offered, or the product of (c) the conversion price thereof and (d) the maximum number of Offered Shares for or into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by (II) the Current Market Price of the Shares on the record date.

Any Offered Shares owned by or held for the account of the Company or a subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Number shall be readjusted to the Exercise Number in effect immediately prior to the record date, and the Exercise Number shall be further adjusted based upon the number of Offered Shares (or Convertible Securities that are convertible into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date.

     (3) If during the Exercise Period the Company shall issue or distribute to all or substantially all the holders of Shares, (i) shares of any class other than Shares, or (ii) rights, options or warrants other than Warrants and other than rights, options or warrants exercisable within 45 days from the date of issue thereof at a price, or at a conversion price, of at least 95% of the

Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) any other cash, securities or other property or assets (excluding cash dividends that Special Warrantholders receive under section 6.5) and that issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of those events being herein called a "Special Distribution"), the Exercise Number shall be adjusted effective immediately after the record date at which the holders of Shares are determined for purposes of the Special Distribution to an Exercise Number that is the product of (1) the Exercise Number in effect on the record date and (2) a fraction:

          (i) the numerator of which shall be the product of (I) the sum of the number of Shares outstanding on the record date plus the number of Shares which the Special Warrantholders would be entitled to receive upon exercise of all their outstanding Special Warrants if they were exercised on the record date and
               (II) the Current Market Price thereof on that date; and

          (ii) the denominator of which shall be:

               (A) the product of (I) the sum of the number of Shares outstanding on the record date plus the number of Shares which the Special Warrantholders would be entitled to receive upon exercise of all their outstanding Special Warrants if they were exercised on the record date and (II) the Current Market Price thereof on the earlier of such record date and the date on which the Company announces its intention to make such distribution;

               less

               (B) the aggregate fair market value, as determined by the board at the time such distribution is authorized, whose determination shall be conclusive, of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation; to the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Exercise Number shall be readjusted to the Exercise Number that would then be in effect based upon shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Shares or Convertible Securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

     (4) If during the Exercise Period there is a reorganization of the Company not otherwise provided for in subsection 5.2(1) or a consolidation or merger or amalgamation of the Company with or into another body corporate including a transaction whereby all or substantially all of the Company's undertaking and assets become the property of any other corporation through sale, lease, exchange or otherwise (any such event being herein called a "Capital Reorganization") any holder of a Special Warrant who has not exercised his right to exchange his Special Warrant for Shares and Warrants prior to the effective date of the Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of his right at any time after the effective date of the Capital Reorganization, in lieu of the number of Shares and Warrants (and any other securities or properties to which holders are entitled upon exercise of the Special Warrants) to which he was theretofore entitled upon exercise of the Special Warrant, the aggregate number of shares or other securities or property of the Company, or the continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization that the holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, he had been the holder of the number of Shares and Warrants (and any other securities to which holders are entitled upon exercise of the Special Warrants) to which immediately before the transaction he was entitled upon exercise of the Special Warrants; no Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the holders of Special Warrants shall thereafter be entitled to receive the number of shares or other securities or property of the Company, or of the continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 5.2 and in section 5.3.

     (5) If the Company shall reclassify or otherwise change the outstanding Shares, the exercise right shall be adjusted effective immediately upon the reclassification becoming effective so that holders of Special Warrants who exercise their rights thereafter shall be entitled to receive such shares as they would have received had the Special Warrants been exercised immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 5.2 and in section 5.3.

5.3  Subscription Rights Adjustment Rules

     The following rules and procedures shall be applicable to adjustments made pursuant to section 5.2:

     (1) The adjustments and readjustments provided for in this Article Five are cumulative and, subject to subsection 5.3(2), shall apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events that require adjustment of the Exercise Number or the number or kind of shares or securities purchasable hereunder.

     (2) No adjustment in the Exercise Number shall be required unless the adjustment would result in a change of at least 1% in the Exercise Number then in effect provided, however, that any adjustments that, except for the provisions of this subsection 5.3(2) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

     (3) No adjustment in the Exercise Number shall be made in respect of any event described in paragraph 5.2(l)(a) or subsections 5.2(2) or 5.2(3) if the holders of the Special Warrants are entitled to participate in the event on the same terms, mutatis mutandis, as if they had exercised their Special Warrants immediately prior to the effective date or record date of the event.

     (4) No adjustment in the Exercise Number shall be made pursuant to section
5.2 in respect of the issue of Shares, rights, options or warrants pursuant

     (a)  to this Indenture;

     (b) the issuance of Shares pursuant to the exercise of directors, officers and employees options or options granted for services in accordance with the rules of The Toronto Stock Exchange;

     (c) the issuance of Shares pursuant to the exercise of Warrants (except that the number of Convertible Securities will increase if Warrants are issued prior to the end of the Exercise Period); or

     (d) the issuance of any special warrants to L.B. Mining Co. or any affiliate thereof in part consideration for the acquisition of the Guariche property in Venezuela, the issuance of any Shares pursuant to the exercise of such special warrants, the issuance of any common share purchase warrants pursuant to the exercise of such special warrants, and the issuance of any Shares pursuant to the exercise of such common share purchase warrants (except that the number of Convertible Securities will increase if such common share purchase warrants are issued prior to the expiry of their exercise period);

and any such issue shall be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution.

     (5) If a dispute shall at any time arise with respect to adjustments of the Exercise Number, the dispute shall be conclusively determined (as between the Company, the Special Warrantholders, the Trustee and all transfer agents and shareholders of the Company) by the auditors of the Company or if they are unable or unwilling to act, by such firm of independent chartered accountants as may be selected by the directors and any such determination shall be binding upon the Company, the Special Warrantholders, the Trustee and all transfer agents and shareholders of the Company.

     (6) If the Company shall set a record date to determine the holders of Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter legally abandon its plans to pay or deliver the dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Number shall be required by reason of the setting of the record date.

5.4  Postponement of Subscription

     In any case where the application of section 5.2 results in an increase of the Exercise Number taking effect immediately after the record date for or occurrence of a specific event, if any Special Warrants are exercised after that record date or occurrence and prior to completion of the event or of the period for which a calculation is required to be made, the Company may postpone the issuance to the holder of the Special Warrants of the Shares to which the holder is entitled by reason of the increase of the Exercise Number but the Shares shall be so issued and delivered to that holder upon completion of that event or period, with the number of those Shares calculated on the basis of the Exercise Number on the Exercise Date adjusted for completion of that event or period, and the Company shall forthwith after the Exercise Date deliver to the person or persons in whose name or names the Shares are to be issued an appropriate instrument evidencing the person's or persons' right to receive the Shares.

5.5  Notice of Certain Events

     (1) Upon the occurrence of any event referred to in sections 5.2 or 5.3 that requires an adjustment in the Exercise Number, the Company shall promptly thereafter:

     (a) file with the Trustee a certificate of the Company specifying the particulars of the event and, if determinable, the adjustment and a computation of the adjustment; and

     (b) give notice to the Special Warrantholders of the particulars of the event and, if determinable, the adjustment.

     (2) If notice has been given under subsection 5.5(1) and the adjustment is not then determinable, the Company shall promptly after the adjustment is determinable:

     (a) file with the Trustee a certificate of the Company evidencing the computation of the adjustment; and

     (b)  give notice to the Special Warrantholders of the adjustment.

5.6  Protection of Trustee

     Subject to sections 10.2 and 10.3, the Trustee shall not at any time be under any duty or responsibility to any Special Warrantholder to determine whether any facts exist which may require any adjustment contemplated by section 5.2, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same.

5.7  Proceedings Prior to Any Action Requiring Adjustment

     As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Special Warrants, including the number of Shares which are to be received upon the exercise of the Special Warrants, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Shares which the holders of such Special Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.


                                  ARTICLE SIX

                              Rights and Covenants

6.1  Purchase of Special Warrants

     (1) The Company may from time to time purchase any of the Special Warrants in such manner, from such persons and on such terms as the Company may determine.

6.2  General Covenants of the Company

     The Company covenants with the Trustee that so long as any Special Warrants remain outstanding and may be exercised for Shares and Warrants:

     (1) The Company will at all times maintain its existence; carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice; keep or cause to be kept proper books of account in accordance with applicable law; and, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual financial statements of the Company furnished to its shareholders during the term of this Indenture.

     (2) The Company shall maintain the listing of the Shares on The Toronto Stock Exchange, and will take all steps necessary to ensure that the Shares issuable upon exercise of the Special Warrants and Warrants will be listed and posted for trading on The Toronto Stock Exchange upon their issue.

     (3) The Company will reserve and keep available a sufficient number of Shares for issuance upon the exercise or deemed exercise of Special Warrants issued by the Company hereunder and for issuance upon the exercise of Warrants.

     (4) The Company will cause the Shares and Warrants from time to time subscribed for pursuant to the exercise or deemed exercise of the Special Warrants issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Special Warrants and the terms hereof.

     (5) The Company will cause the certificates representing the Shares and Warrants from time to time to be acquired pursuant to the Special Warrants in the manner herein provided, to be duly issued and delivered in accordance with the Special Warrants and the terms hereof.

     (6) All Shares that shall be issued by the Company upon exercise or deemed exercise of the Special Warrants as provided for herein shall be issued as fully paid and non-assessable.

     (7) The Company will use its best efforts to maintain its status as a "reporting issuer" not in default of the requirements of the Securities Laws for a period of at least one year from the date hereof.

     (8) As expeditiously as reasonably practicable, the Company shall prepare and file under the Securities Laws a preliminary prospectus and other documents required to be filed therewith relating to the proposed distribution of Shares and Warrants to holders of Special Warrants upon the exercise thereof.

     (9) The Company will use its reasonable best efforts to resolve any comments on the preliminary prospectus by the Securities Commissions and to prepare and file under the Securities Laws the Final Prospectus and other related documents required to be filed therewith and to take all other steps and proceedings that may be necessary in order to qualify the Shares and Warrants to be issued upon exercise of the Special Warrants for distribution in each of the Provinces through registrants who comply with the relevant provisions of applicable Securities Laws.

     (10) The Company shall use its reasonable best efforts to ensure that the Qualification Date occurs on or before the

Qualification Deadline. However, if the Qualification Date does not occur on or before the Qualification Deadline, the Company shall continue to use its reasonable best efforts to ensure that the Qualification Date occurs prior to the end of the Exercise Period.

     (11) Generally, the Company will well and truly perform and carry out all the acts or things to be done by it as provided in this Indenture.

6.3  Trustee's Remuneration and Expenses

     (1) The Company covenants that it will pay to the Trustee from time to time such reasonable remuneration for its services hereunder as may be agreed upon between the Company and the Trustee and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any expense, disbursement or advance as may arise from the negligence, wilful misconduct or bad faith of the Trustee or of persons for whom the Trustee is responsible.

     (2) The Trustee shall not have a lien against any of the funds deposited with it and held in escrow pursuant to section 6.4 in respect of its remuneration or expenses, disbursements and advances.

6.4  Escrow of Funds

     The Company agrees to deposit with the Trustee prior to the issue of each Special Warrant all proceeds received by the Company from the issue and sale of such Special Warrant, and the Trustee shall hold the proceeds received from the Company in trust upon and subject to the following irrevocable authorizations and instructions, and the Company hereby irrevocably authorizes and instructs the Trustee:

     (1) to retain the balance of the proceeds in trust for the benefit of the Company and the Special Warrantholders, as their respective interests may appear from time to time, to be distributed by the Trustee as hereinafter provided;

     (2) if, prior to the Trustee having received from the Company a Notice of Compliance or a Notice of Non- Compliance, any Special Warrantholder exercises any of his Special Warrants in accordance with Article 4:

     (a) pay to such Special Warrantholder, within five business days of the surrender of the Special Warrant Certificate or Special Warrant Certificates representing such Special Warrants exercised, an amount for each Share issuable on the exercise of such Special Warrants that is equal to the aggregate amount of cash dividends paid on each Share from the date hereof until the Exercise Date and, without duplication, the amount for each Share, if any, of cash dividends declared payable but not paid to holders of Shares of record from the date hereof and until the Exercise Date together with a proportionate share of all interest earned thereon after the dividend payment date; and

     (b) pay to the Company either contemporaneously with any payment made pursuant to paragraph 6.4(2)(a) above or, if no such payment is made, within five business days of the surrender of the Special Warrant Certificate or Special Warrant Certificates representing the Special Warrants exercised in an amount equal to the Special Warrant Purchase Price received by the Trustee in respect of such Special Warrants together with the proportionate share of all interest earned thereon in the hands of the Trustee from the date hereof to and including the date immediately preceding the date of such payment, less the aggregate amount paid in lieu of dividends pursuant to paragraph 6.4(2)(a) in respect of such Special Warrants;

     (3) if the Trustee has received from the Company a Notice of Compliance in accordance with section 4.2 and the certificate referred to in section 6.8:

     (a) pay on or before the fifth business day following the end of the Exercise Period to each Special Warrantholder who has surrendered or is deemed to have surrendered his Special Warrants (other than any previously exercised Special Warrants to which subsection 6.4(2) applies) an amount for each Share issuable on the exercise or deemed exercise of such Special Warrants (other than any previously exercised Special Warrants to which subsection 6.4(2) applies) that is equal to the aggregate amount of cash dividends paid on each Share from the date hereof until the Exercise Date and, without duplication, the amount for each Share, if any, of cash dividends declared and payable but not paid to holders of Shares of record from the date hereof until the Exercise Date, together with a proportionate share of all interest earned thereon after the dividend payment date; and

     (b) pay to the Company on the fifth business day following the end of the Exercise Period an amount equal to the aggregate Special Warrant Purchase Price received by the Trustee in respect of Special Warrants issued by the Company hereunder together with a proportionate share of all interest earned thereon in the hands of the Trustee from the date hereof to and including the date immediately preceding the date of such payment less:

          (i) the aggregate amount paid to the Company pursuant to subsection 6.4(2);

          (ii) the aggregate amount paid in lieu of dividends pursuant to paragraphs 6.4(2)(a) and 6.4(3)(a) in respect of Special Warrants issued by the Company hereunder; and

         (iii) the Company's share of any amounts paid to the Trustee pursuant to section 6.3;

     (4) if the Trustee has received from the Company a Notice of Non-Compliance in accordance with section 4.2:

     (a) pay on or before the fifth business day following the end of the Retraction Period to or at the written direction of each Special Warrantholder who has elected to retract all of his Special Warrants in accordance with the provisions of section 4.4, the aggregate Special Warrant Purchase Price for his Special Warrants together with all interest earned thereon in the hands of the Trustee from the date hereof to and including the date immediately preceding the date of such payment (less any tax required to be withheld therefrom); and

     (b) pay on or before the fifth business day following the end of the Retraction Period to the Special Warrantholders who have exercised or are deemed to have exercised their Special Warrants pursuant to sections 4.6 or 4.10 and pay on the fifth business day following the end of the Retraction Period to the Company in respect of the Special Warrants of Special Warrantholders who have not retracted their Special Warrants and who have exercised or are deemed to have exercised their Special Warrants pursuant to section 4.6 or 4.10 the monies specified in subsection 6.4(3).

     For purposes of the determination of proportionate shares of interest earned in the hands of the Trustee to be paid under this section 6.4, the determinations shall be based on the number of Special Warrants held by the recipient at the time of the payment and the length of time the amount has been on deposit for the benefit of the recipient, which in respect of any payment payable in lieu of dividends shall be deemed to be from the date on which the dividend was paid.

6.5  Right to Dividends or Distributions

     If during the period commencing on the date hereof and ending on the Exercise Date, the Company shall pay any dividend or make any distribution to all or substantially all of the holders of

Shares or if the Company declares any dividend, or provides for any distribution, payable to all or substantially all the holders of Shares of record during that period, Special Warrantholders who exercise or are deemed to have exercised their Special Warrants shall be entitled to participate in the dividend or distribution on the same terms, mutatis mutandis, as if they exercised their Special Warrants immediately prior to the effective date or record date of the dividend or distribution. For cash dividends this entitlement shall be satisfied, to the extent of any payment received under section 6.4, without duplication, by the payment received under section 6.4. For stock dividends or distributions in respect of which an adjustment can be made in the Exercise Number pursuant to paragraph 5.2(1)(a) or subsections 5.2(2) or 5.2(3), this entitlement shall be satisfied by such an adjustment.

6.6  Investment of Funds

     Funds deposited hereunder with the Trustee shall, pending any payment out thereof as required in accordance with section 6.4, be invested by the Trustee in accordance with section 10.4 hereof.

6.7  Performance of Covenants by Trustee

     If the Company shall fail to perform any of its covenants and obligations contained in this Indenture, the Trustee may notify the Special Warrantholders of the failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Special Warrantholders. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in section 6.3. No performance, expenditure or advance by the Trustee shall be deemed to relieve the Company of any default or of its continuing obligations hereunder.

6.8  Certificate of the Company

     The Company shall deliver to the Trustee, on each exercise date and the same date that it delivers either the Notice of Compliance or the Notice of Non-Compliance to the Trustee, a certificate indicating the Exercise Number as at that date and whether or not any dividends or distributions referred to in section 6.5 have been made.

6.9  Rescission Right

     The Company covenants with the Trustee to provide a right of rescission to each Special Warrantholder as hereinafter set forth, which right shall be exercisable either by the Trustee on behalf of a Special Warrantholder or by a Special Warrantholder directly:

     In the event that any holder of Special Warrants who acquires Shares and Warrants upon the exercise or deemed exercise of his Special

     Warrants is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of the Final Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of such holder's exercise of such Special Warrants but also of the purchase of such Special Warrants hereunder, and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of such Special Warrants. In the event such holder is a permitted assignee of the interest of the original purchaser of such Special Warrants, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original purchaser. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrants under section 114 of the Securities Act (British Columbia), section 130 of the Securities Act (Ontario) or a corresponding provision of other securities legislation or otherwise at law.


                                 ARTICLE SEVEN

                                  Enforcement

7.1  Suits by Special Warrantholders

     (1) All or any of the rights conferred upon any Special Warrantholder by any of the terms of the Special Warrants or of this Indenture, or both of them, may be enforced by the Special Warrantholder by appropriate legal proceedings, but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of all Special Warrantholders, subject, in each case, to the provisions of section 8.11.

7.2  Immunity of Shareholders

     The Trustee, and by their acceptance of the Special Warrant Certificates and as part of the consideration for the issue of the Special Warrants, the Special Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future shareholder, director or officer of the Company or of any of the subsidiaries of the Company, or any subsidiary of the Company, in their capacity as such, for the issue of Shares and Warrants pursuant to any Special Warrants or on any covenant, agreement, representation or warranty by the Company contained herein or in the Special Warrant Certificates.

7.3  Limitation of Liability

     The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors, shareholders, officers, employees or agents of the Company or any of the subsidiaries of the Company, or any subsidiary of the Company, but only the property of the Company (or any successor corporation) shall be bound in respect hereof.


                                 ARTICLE EIGHT

                       Meetings of Special Warrantholders

8.1  Right to Convene Meetings

     The Trustee may at any time and from time to time and shall on receipt of a written request of the Company or of a Special Warrantholders' Request, and upon being indemnified to its reasonable satisfaction by the Company or by one or more of the Special Warrantholders signing the Special Warrantholders' Request against the costs that may be incurred in connection with the calling and holding of the meeting, convene a meeting of the Special Warrantholders. In the event of the Trustee failing, within 15 days after receipt of the written request of the Company or Special Warrantholders' Request and indemnity given as aforesaid, to give notice convening a meeting, the Company or the Special Warrantholders, as the case may be, may convene the meeting. Every meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Trustee.

8.2  Notice

     At least 14 days' notice of any meeting shall be given to the Special Warrantholders in the manner provided in section 11.2 and a copy of the notice shall be sent by mail to the Trustee unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Each notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Eight. Any accidental omission in the notice of a meeting shall not invalidate any resolution passed at the meeting.

8.3  Chairman

     A person (who need not be a Special Warrantholder) designated in writing by the Trustee shall be chairman of the meeting, and if no person is so designated, or if the person so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Special Warrantholders present in person or by proxy shall choose a person present to be chairman.

8.4  Quorum

     Subject to the provisions of section 8.12, at any meeting of the Special Warrantholders a quorum shall consist of one or more Special Warrantholders present in person or by proxy and holding in aggregate, at least 20% of the aggregate number of Shares and Warrants that could be acquired pursuant to all the then outstanding Special Warrants. If a quorum of the Special Warrantholders shall not be present within half an hour from the time fixed for holding a meeting, the meeting, if summoned by the Special Warrantholders pursuant to a Special Warrantholders' Request, shall be dissolved; but, subject to section 8.12, in any other case the meeting shall be adjourned to the same day in the next week (unless that day is not a business day, in which event the meeting shall be reconvened on the next day that is a business day) at the same time and place and no notice of the adjournment need be given. At the adjourned meeting the Special Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 20% of the aggregate number of Shares and Warrants that can be acquired pursuant to all the then outstanding Special Warrants.

8.5  Power to Adjourn

     The chairman of any meeting at which a quorum of the Special
Warrantholders is present may, with the consent of the meeting, adjourn the meeting and no notice of the adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6  Show of Hands

     Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution shall be given in the manner hereinafter provided. At any meeting, unless a poll is duly demanded or required as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7  Poll

     On every Extraordinary Resolution, and on any other question submitted to a meeting upon which a poll is directed by the chairman or requested by one or more of the Special Warrantholders acting in person or by proxy and holding in the aggregate not less than 5% of the aggregate number of Shares and Warrants that could be acquired pursuant to all the Special Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than an Extraordinary Resolution shall be decided by a majority of the votes cast on a poll. The results of a poll shall be deemed to be the decision of the meeting at which the poll was demanded and shall be binding on all Special Warrantholders.

8.8  Voting

     On a show of hands, every person who is present and entitled to vote, whether as a Special Warrantholder or as proxy for one or more absent Special Warrantholders or both, shall have one vote. On a poll each Special Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Special Warrant then held by him. A proxy need not be a Special Warrantholder.

8.9  Regulations

     The Trustee, or the Company with the approval of the Trustee, may from time to time make or vary such regulations as they shall think fit:

     (a) for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Special Warrants specified therein have been deposited with the depository by a named person and will remain on deposit until a specified date, which voting certificates shall entitle the persons named therein to be present and vote at the meeting of the Special Warrantholders and at any adjournment thereof held before that date or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof held before that date in the same manner and with the same effect as though the persons so named in the voting certificates were the actual holders of the Special Warrants specified therein;

     (b) for the deposit of voting certificates and/or instruments appointing proxies at such place and time as the Trustee, the Company or the Special Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

     (c) for the deposit of voting certificates and/or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of the voting certificates and/or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (d) for the form of instrument appointing a proxy (which shall be in writing), the manner in which the same shall be executed and the verification of any authority under which a person executes a proxy on behalf of a Special Warrantholder; and

     (e) generally for the calling of meetings of Special Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as the regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Special Warrants, or as entitled to vote or, subject to section 8.10, be present at the meeting in respect thereof, shall be persons who are the registered holders of Special Warrants or their duly appointed proxyholders.

8.10 Company and Trustee may be Represented

     The Company and the Trustee, by their respective officers or directors, and the counsel to the Company and the Trustee may attend any meeting of the Special Warrantholders, but shall have no vote as such.

8.11 Powers Exercisable by Extraordinary Resolution

     In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Special Warrantholders at a meeting shall have the following powers exercisable from time to time by Extraordinary
Resolution:

     (a) power to agree to or sanction any modification, abrogation, alteration, compromise or arrangement of the rights of Special Warrantholders and/or the Trustee in its capacity as trustee hereunder or on behalf of the Special Warrantholders against the Company, whether those rights arise under this Indenture or otherwise which shall be agreed to by the Company, and to authorize the Trustee to concur in and execute any indenture supplement, except that in respect of a change in the Exercise Period or the Special Warrant Consideration the amendment shall not be binding upon a Special Warrantholder who does not consent thereto;

     (b) power to direct or authorize the Trustee to enforce any of the obligations on the part of the Company contained in this Indenture or the Special Warrants or to enforce any of the rights of the Special Warrantholders in any manner specified in the Extraordinary Resolution or to refrain from enforcing any such covenant or right;

     (c) power to waive and direct the Trustee to waive any default on the part of the Company in complying with any provisions of this Indenture or the Special Warrants, either unconditionally or upon any conditions specified in the Extraordinary Resolution;

     (d) power to restrain any Special Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the obligations on the part of the Company contained in this Indenture or to enforce any of the rights of the Special Warrantholders except for a suit or action against the Company to compel payment to a Special Warrantholder in respect of monies owing to him in accordance with the provisions of section 6.5;

     (e) power to direct any Special Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by the Special Warrantholder in connection therewith;

     (f) power from time to time and at any time, with the consent of the Company, not to be unreasonably withheld, to remove the Trustee and appoint a successor trustee;

     (g) power to assent to any compromise or arrangement with any creditor or any class of creditors, whether secured or otherwise, and with holders of any Shares or other securities of the Company; and

     (h) power to amend, alter or repeal any Extraordinary Resolution previously passed or consented to by Special Warrantholders.

8.12 Meaning of "Extraordinary Resolution"

     (1) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter in this section and in sections 8.15 and 8.16 provided, a resolution proposed at a meeting of the Special Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article Eight at which there are present in person or by proxy one or more Special Warrantholders entitled to acquire at least 51% of the aggregate number of Shares and Warrants that can be acquired pursuant to all the then outstanding Special Warrants and passed by the affirmative votes of Special Warrantholders entitled to acquire not less than two-thirds of the aggregate number of Shares and Warrants that can be acquired pursuant to all the Special Warrants represented at the meeting and voted on the poll upon the resolution.

     (2) If, at any meeting called for the purpose of passing an Extraordinary Resolution, Special Warrantholders entitled to acquire 51% of the aggregate number of Shares and Warrants that can be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy within half an hour after the time appointed for the meeting, then the meeting, if convened by Special Warrantholders pursuant to a Special Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' notice shall be given to the Special Warrantholders of the time and place of the adjourned meeting in the manner provided in section 11.2. The notice shall state that at the adjourned meeting the Special Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Special Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at the adjourned meeting and passed by the requisite vote as provided in subsection 8.12(1) shall be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that the Special Warrantholders entitled to acquire 51% of the aggregate number of Shares and Warrants that can be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy at the adjourned meeting.

     (3) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

8.13 Powers Cumulative

     It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Special Warrantholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of the powers or any combination of the powers from time to time shall not prevent the Special Warrantholders from exercising that power or those powers or combination of powers then or any other power or powers or combination of powers thereafter from time to time.

8.14 Minutes

     Minutes of all resolutions and proceedings at every meeting of Special Warrantholders as aforesaid shall be made and duly entered in books from time to time to be provided for that purpose by the Trustee at the expense of the Company, and any minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings were taken, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

8.15 Instruments in Writing

     All actions that may be taken and all powers that may be exercised by the Special Warrantholders at a meeting held as in this Article Eight provided may also be taken and exercised by Special Warrantholders entitled to acquire two-thirds of the aggregate number of Shares and Warrants that can be acquired pursuant to all the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by each Special Warrantholder in person or by attorney duly appointed in writing and the expression "Extraordinary Resolution" when used in this Indenture shall include a resolution embodied in an instrument so signed.

8.16 Binding Effect of Resolutions

     Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article Eight at a meeting of Special Warrantholders shall be binding upon all the Special Warrantholders, except as provided in subsection 8.11(a), whether present at or absent from the meeting, and whether voting for or against the resolution or abstaining and every instrument in writing signed by Special Warrantholders in accordance with section 8.15 shall be binding upon all the Special Warrantholders, except as provided in subsection 8.11(a), whether signatories thereto or not, and each and every Special Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every resolution and instrument in writing passed or executed in accordance with these provisions.

8.17 Holdings by Company Disregarded

     In determining whether the requisite number of Special Warrantholders are present for the purpose of obtaining a quorum or have voted or consented to any resolution, Extraordinary Resolution, consent, waiver, Special Warrantholders' Request or other action under this Indenture, Special Warrants owned by the Company or any subsidiary of the Company shall be deemed to be not outstanding.

                                  ARTICLE NINE

                Supplemental Indentures and Successor Companies

9.1  Provision for Supplemental Indentures for Certain Purposes

     From time to time the Company and the Trustee may, subject to the provisions hereof, and they shall, when so directed hereby, execute and deliver by their proper officers or directors, as the case may be, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

     (a) setting forth any adjustments resulting from the application of the provisions of Article Five;

     (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Special Warrantholders as a group;

     (c) giving effect to any Extraordinary Resolution passed as provided in Article Eight;

     (d) adding to, deleting or altering the provisions hereof in respect of the transfer of Special Warrants, the exchange of Special Warrants and the making of any modification in the form of a Special Warrant Certificate which additions, deletions or alterations, in the opinion of the Trustee, do not affect the substance thereof;

     (e) making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Trustee, do not materially and adversely affect the interests of the Special Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation;

     (f) making provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Shares issuable under the Special Warrants on a stock exchange, bourse or over-the-counter market, provided that the provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Special Warrantholders as a group;

     (g) modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Trustee the modification or relief impairs any of the rights of the Special Warrantholders provided hereunder, or of the Trustee, and provided that the Trustee may in its uncontrolled discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative;

     (h) evidencing any succession, or successive successions, of other bodies corporate to the Company and the assumption by any successor of the obligations of the Company herein and in the Special Warrant Certificates as provided hereafter in this Article Nine; and

     (i) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Trustee, the rights of the Trustee and the Special Warrantholders provided hereunder, are in no way prejudiced thereby.

9.2  Successor Companies

     In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from the consolidation, amalgamation, arrangement, merger or transfer (if not the Company) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company and, if requested by the Trustee, the successor corporation shall by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, expressly assume those obligations.


                                  ARTICLE TEN

                             Concerning the Trustee

10.1 Trust Indenture Legislation

     (1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement shall prevail.

     (2) The Company and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2 Rights and Duties of Trustee

     (1) In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Special Warrantholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

     (2) No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

     (3) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Special Warrantholders or obligations of the Company hereunder shall be conditional upon either the Special Warrantholders or the Company furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue the act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

     (4) The Trustee may, before commencing any such act, action or proceeding, or at any time during the continuance thereof require the Special
Warrantholders at whose instance it is acting to deposit with the Trustee the Special Warrant Certificates held by them, for which Special Warrant Certificates the Trustee shall issue receipts.

     (5) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, and of this section
10.2 and section 10.3.

10.3 Evidence, Experts and Advisers

     (1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Company.

     (2) In the exercise of its rights and duties hereunder the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence furnished to the Trustee pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided that the evidence complies with Applicable Legislation and that the Trustee examines such evidence and determines that the evidence complies with the applicable requirements of this Indenture.

     (3) Whenever Applicable Legislation requires that evidence referred to in subsection 10.3(1) be in the form of a statutory declaration, the Trustee may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any such statutory declaration may be made by one or more of the officers of the Company.

     (4) Proof of the execution of an instrument in writing, including a Special Warrantholders' Request, by any Special Warrantholder may be made by the certificate of a notary public, or other person with similar powers, that the person signing the instrument acknowledged to him the execution thereof, or by an affidavit of a witness to the execution or in any other manner that the Trustee may consider adequate.

     (5) The Trustee may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

     (6) The Trustee may as a condition precedent to any action to be taken by it under this Indenture require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

10.4 Securities, Documents and Monies Held by Trustee

     Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any of the Canadian Imperial Bank of Commerce, Bank of Montreal, Bank of Nova Scotia, The Toronto-Dominion Bank, the Royal Bank of Canada and the Hongkong Bank of Canada or deposited for safekeeping with any of those Canadian chartered banks. Unless herein otherwise expressly provided, any money so held pending the application or withdrawal thereof under any provision of this Indenture shall be deposited in the name of the Trustee in any of the foregoing Canadian chartered banks at the rate of interest, if any, then current on similar deposits or, with the consent of the Company, be:

     (a) deposited in the deposit department of the Trustee or of any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof whose short term debt obligations or deposits have a rating of at least R1 as rated by Dominion Bond Rating Service; or

     (b) invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of or guaranteed by any of the foregoing Canadian chartered bank or loan or trust company.

Subject to the provisions of section 6.4, unless the Company is in default hereunder, all interest or other income received by the Trustee in respect of deposits and investments will belong to the Company.

10.5 Action by Trustee to Protect Interests

     The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Special Warrantholders.

10.6 Trustee not Required to Give Security

     The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises contained herein.

10.7 Protection of Trustee

     By way of supplement to the provisions of any law from time to time applicable to trustees, it is expressly declared and agreed as follows:

     (1) The Trustee shall not be liable for or by reason of any representations, statements of fact or recitals in this Indenture or in the Special Warrant Certificates (except the representation contained in section
10.9 or by virtue of the certification by the Trustee of the Special Warrant Certificates) or required to verify the same, but all those statements or recitals are and shall be deemed to be made by the Company.

     (2) Nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration (or filing or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

     (3) The Trustee shall not be bound to give notice to any person or persons of the execution hereof.

     (4) The Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants or warranties herein contained or of any acts of any director, officer, employee or agent of the Company.

     (5) The Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof nor shall the Trustee be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder.

     (6) The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Shares or Warrants or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Special Warrant.

     (7) The Trustee is not responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Shares or Warrants or certificates for the same upon the surrender or deemed surrender of any Special Warrant Certificates for the purpose of the exercise of the Special Warrants represented by such Special Warrant Certificates or to comply with any of the covenants contained in Article Five.

10.8 Replacement of Trustee

     (1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, except as provided in this Article Ten, by giving to the Company and the Special Warrantholders not less than 90 days' notice in writing or, if a new Trustee has been appointed such shorter notice as the Company may accept as sufficient. The Special Warrantholders by Extraordinary Resolution shall have power at any time, with the consent of the Company, not to be unreasonably withheld, to remove the Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Special Warrantholders; failing that appointment by the Company, the retiring Trustee or any Special Warrantholder may apply to the Supreme Court of British Columbia, on such notice as the Court may direct, for the appointment of a new Trustee; but any new Trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Special Warrantholders and the Company. Any new Trustee appointed under any provision of this section
10.8 shall be a corporation authorized to carry on the business of a trust company in the Provinces of British Columbia and Ontario and, if required by the Applicable Legislation of any other Province, in that other Province. On any appointment, the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring such powers, rights, duties and responsibilities of the new Trustee.

     (2) Upon the appointment of a new Trustee, the Company shall promptly give notice thereof to the Special Warrantholders.

     (3) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto provided that the corporation would be eligible for appointment as a new Trustee under subsection 10.8(1).

     (4) Any Special Warrant Certificates certified but not delivered by a predecessor Trustee may be certified by the new or successor Trustee in the name of the predecessor or new or successor Trustee.

10.9 Conflict of Interest

     (1) The Trustee represents to the Company that at the time of the execution and delivery hereof no material conflict of interest exists between the Trustee's role as a fiduciary hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has a material conflict of interest, either eliminate the same or assign its trust hereunder to a successor Trustee approved by the Company and meeting the requirements set forth in subsection 10.8(1). Notwithstanding the foregoing provisions of this subsection 10.9(1), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Special Warrant Certificate shall not be affected in any manner whatsoever by reason thereof.

     (2) Subject to subsection 10.9(1), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company may act as registrar and transfer agent for the Shares and trustee for the Warrants under the Warrant Indenture and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company, all without being liable to account for any profit made thereby.

10.10 Acceptance of Trust

     The Trustee hereby accepts the trusts in this Indenture declared and provided for, agrees to perform the same upon the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants from time to time issued pursuant to this Indenture.

10.11 Trustee not to be Appointed Receiver

     The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

10.12 Indemnity

     Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence, wilful misconduct or bad faith of the Trustee or persons for whom the Trustee is responsible. This provision shall survive the resignation or removal of the Trustee, or the termination of the Indenture.


                                 ARTICLE ELEVEN

                                    General

11.1 Notice to Company and Trustee

     (1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be given in writing and shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid or if transmitted by facsimile:

     (a)  If to the Company:

               Granges Inc.
               Suite 3000
               370 Seventeenth Street
               Denver, Colorado
               U.S.A.  80202

               Attention:     Mr. Michael B. Richings
                              President and Chief Executive Officer
               Facsimile No.: (303) 629-2499

               and to:

               Ladner Downs
               Barristers & Solicitors
               1200 Waterfront Centre
               200 Burrard Street
               P.O. Box 48600
               Vancouver, British Columbia
               Canada V7X 1T2

               Attention:     Mr. William F. Sirett
               Facsimile No.: (604) 687-1415

     (b)  If to the Trustee:

               Montreal Trust Company of Canada
               Montreal Trust Centre
               510 Burrard Street
               Vancouver, British Columbia
               V6C 3B9

               Attention:     Manager, Corporate Trust Department
               Facsimile No.: (604) 685-4079

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth business day following the day of the mailing of the notice or, if transmitted by facsimile, on the day following the transmission.

     (2) The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1(1) of a change of address which, from the effective date of the notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Indenture.

     (3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Company hereunder could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 11.1(1) by cable, telegram, telex, facsimile or other means of prepaid, transmitted, or written communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, telegram, telex, facsimile or other means of prepaid, transmitted, recorded communication, on the first business day following the date of the sending of the notice by the person giving the notice.

11.2 Notice to Special Warrantholders

     (1) Unless herein otherwise expressly provided, any notice to be given hereunder to Special Warrantholders shall be written and shall be deemed to be validly given if the notice is sent by prepaid mail, addressed to the holder or delivered by hand or transmitted by facsimile (or so mailed to certain holders and so delivered to other holders and so transmitted by facsimile to other holders) at their respective addresses and facsimile numbers appearing on the register maintained by the Trustee; and if in the case of joint holders of any Special Warrants more than one address or facsimile number appears on the register in respect of that joint holding, the notice shall be addressed or delivered, as the case may be, only to the first address or facsimile number, as the case may be, so appearing. The Trustee shall give, in the same manner as for Special Warrantholders set out above, a copy of each such notice to ScotiaMcLeod Inc. (Attention: John A. Macdonald) on behalf of the Underwriters, at 1100 - 609 Granville Street, Vancouver, British Columbia, V7T 2T2 (Facsimile
No.: (604) 661-7496). Any notice so given shall be deemed to have been received on the day of delivery by hand or facsimile or, if mailed, on the next business day following the day of mailing of the notice. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

     (2) If, by reason of strike, lock-out or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Special Warrantholders hereunder could reasonably be considered unlikely to reach or be delayed in reaching its destination, the notice shall be valid and effective if published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper, or, in the event of a disruption in the circulation of that newspaper, once in a daily newspaper in the English language approved by the Trustee of general circulation in the Cities of Toronto and Vancouver; provided that in the case of a notice convening a meeting of the holders of Special Warrants, the Trustee may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Special Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

11.3 Satisfaction and Discharge of Indenture

     Upon the date by which certificates representing Shares and Warrants shall have been delivered to Special Warrantholders to the full extent of the rights attached to all Special Warrants theretofore certified hereunder and the monies to be paid hereunder, if any, have been paid, this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Company and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Trustee of the fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

11.4 Sole Benefit of Parties and Special Warrantholders

     Nothing in this Indenture or in the Special Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Special Warrantholders any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Special Warrantholders.

11.5 Discretion of Directors

     Any matter provided herein to be determined by the directors will be determined acting reasonably in their sole discretion, and a determination so made will be conclusive.

11.6 Counterparts and Formal Date

     This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and the counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date as of April 25, 1996.

     IN WITNESS WHEREOF the parties hereto have executed these presents under the hands of their proper officers in that behalf.


                                       GRANGES INC.


(C/S)                                  By:
                                          ---------------------------------


                                       By:
                                          ---------------------------------


                                       MONTREAL TRUST COMPANY OF CANADA


(C/S)                                  By:
                                          ---------------------------------


                                       By:
                                          ---------------------------------

                                   SCHEDULE A

                           SPECIAL WARRANT TO ACQUIRE
                             SHARES AND WARRANTS OF

                                  GRANGES INC.

               (Incorporated under the laws of British Columbia)


Special Warrant Certificate            Certificate for ___________
NO. SW                                 Special Warrants, each entitling the
                                       holder to acquire one Share and one-half
                                       Warrant of Granges Inc.


     THIS IS TO CERTIFY THAT, for value received,

________________________________________________________________________________

(herein called the "holder") is the registered holder of the number of Special Warrants of Granges Inc. (the "Company") set forth above, and is entitled to receive on exercise of these Special Warrants in the manner herein provided and without further payment therefor, subject as hereinafter provided and as more specifically set forth in the Special Warrant Indenture (defined below):

     (a) one fully paid and non-assessable common share (a "Share") without par value in the capital of the Company; and

     (b) one-half of a common share purchase warrant (a "Warrant"), each whole Warrant entitling the holder thereof to acquire one Share for the price of $3.00 per Share at any time until 4:30 p.m. (local time) at the office of the Trustee (defined below) in Toronto or Vancouver on October 31, 1997 for each of the Special Warrants evidenced by this certificate.

     Each Warrant will be issued under the warrant indenture (the "Warrant Indenture") dated as of April 25, 1996 between the Company and the Montreal Trust Company of Canada (the "Trustee").

     The Special Warrants represented by this Special Warrant Certificate are issued under and pursuant to a special warrant indenture (herein called the "Special Warrant Indenture") made as of April 25, 1996 between the Company and the Trustee to which Special Warrant Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Special Warrant Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of this Special Warrant Certificate by acceptance hereof assents. Capitalized terms used in this Special Warrant Certificate and not otherwise defined shall have the meanings ascribed to them in the Special Warrant Indenture.

     The Company will furnish to the holder, on request and without charge, a copy of the Special Warrant Indenture.

     The Exercise Period is the period commencing on April 25, 1996, and ending at 4:30 p.m. (local time) on the fifth business day after the earlier of:

     (a) the date on which a receipt is issued for the Final Prospectus relating to the distribution of the Shares and Warrants to be acquired upon the exercise of the Special Warrants by the last of the securities regulatory authorities to do so in each of the Provinces of British Columbia and Ontario (the "Qualification Date"); and

     (b) July 24, 1996 or such later date as the underwriters of the offering of the Special Warrants may determine in a written notice delivered to the Company and the Trustee, provided that such underwriters have obtained the written consent thereto of each initial purchaser of the Special Warrants who have not resold their Special Warrants (the "Qualification Deadline").

     If the Qualification Date occurs on or before the Qualification Deadline, the Trustee will give notice to each holder of Special Warrants specifying that the Qualification Date has occurred on or before the Qualification Deadline and specifying the duration and expiry of the Exercise Period.

     The Special Warrants represented by this Special Warrant Certificate may be exercised by the holder during the Exercise Period by:

     (a)  duly completing and executing the attached exercise form; and

     (b) surrendering this Special Warrant Certificate to the Trustee at the principal transfer office of the Trustee in either of the Cities of Toronto or Vancouver.

     The Special Warrants represented by this Special Warrant Certificate shall be effectively surrendered (unless deemed to be surrendered) only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at either of the offices referred to above.

     Upon surrender of the Special Warrants, the person or persons in whose name or names the Shares and Warrants issuable upon exercise of the Special Warrants are issued shall be deemed for all purposes (except as provided in the Special Warrant Indenture) to be the holder or holders of record of such Shares and Warrants. The Company has covenanted that it will deliver (subject to the provisions of the Special Warrant Indenture) to the Trustee as agent for such person or persons, certificates representing such Shares and Warrants and the Trustee has covenanted that it will cause such certificates to be mailed by registered mail to such person or persons at the address or addresses specified to the Exercise Form forthwith.

     The holders of these Special Warrants may exercise these Special Warrants with respect to a lesser number of Special Warrants than the number represented by this Special Warrant Certificate. In such event, the Holder shall be entitled to receive a new Special Warrant Certificate for the balance of the Special Warrants which remain unexercised. No fractional Shares or Warrants will be issued.

     The Special Warrant Indenture provides for: (i) adjustments to certain rights of the holder, including the number of Shares issuable upon exercise or deemed exercise, upon the happening of certain stated events, including the subdivision or consolidation of the outstanding Shares, certain distributions of Shares or securities convertible or exchangeable into Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options, and certain capital reorganizations; and (ii) payment of an amount to compensate for dividends paid on Shares prior to the exercise of the Special Warrants.

     If, immediately prior to the expiry of the Exercise Period, the Special Warrants represented by this Special Warrant Certificate have not been exercised, the Special Warrants represented hereby shall be deemed to have been exercised and surrendered by the holder immediately after that time without any further action on the part of the holder.

     If the Special Warrants represented by this Special Warrant Certificate are exercised or are deemed to be exercised by the holder notwithstanding that the Qualification Date has not occurred, any such exercise or deemed exercise shall be subject to the holder providing such assurances and executing such documents as the Company or the Trustee, acting reasonably, may require to ensure compliance with applicable securities legislation.

     One hundred percent (100%) of the original consideration received by the Company for the Special Warrants is held in escrow by the Trustee and may be deposited with certain Canadian chartered banks or loan or trust companies or invested in short-term debt obligations issued or guaranteed by the Government of Canada or a province thereof. If the Qualification Date has not occurred on or before the Qualification Deadline, the holder of the Special Warrants represented by this Special Warrant Certificate may elect to retract such Special Warrants by duly completing an election form and delivering such form and to the Trustee at its principal office in either of the cities of Vancouver or Toronto on or before 4:30 p.m. (local time) on the fifth business day after the Qualification Deadline and the Trustee shall deliver to the holder the purchase price for the Special Warrants so retracted, together with all interest earned thereon. The purchase price held in escrow of each Special Warrant that has not been retracted will be released, together with all interest earned thereon, to the Company on the exercise or deemed exercise of each such Special Warrant. If the Qualification Date has occurred on or before the Qualification Deadline, 100% of the gross proceeds held in escrow from the issue of the Special Warrants will be released, together with all interest earned thereon, to the Company on the fifth business day after the Qualification Date.

     The holder of this Special Warrant Certificate may, upon surrender hereof to the Trustee at its principal transfer office in either of the Cities of Toronto or Vancouver, subject to the provisions of the Special Warrant Indenture and in compliance with the reasonable requirements of the Trustee, exchange one or more Special Warrant Certificates for one or more Special Warrant Certificates of different denomination evidencing Special Warrants entitling the holder to receive in the aggregate the same number of Shares and Warrants as may be acquired pursuant to the Special Warrant Certificate being exchanged.

     The holding of the Special Warrants evidenced by this Special Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle the holder to any right or interest in respect thereof except as herein and in the Special Warrant Indenture expressly provided.

     The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux presentes declarent qu'elles ont exige que la presente convention, de meme que tous les documents s'y rapportant, soient rediges en anglais.

     The Special Warrants represented by this Special Warrant Certificate, the Shares and Warrants to be issued upon exercise thereof, and the Shares to be issued upon exercise of the Warrants, have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any applicable State securities laws of the United States. Subject to certain exceptions Special Warrants, and the Warrants to be issued upon exercise of the Special Warrants, may not be exercised by U.S. Persons or persons within the United States unless such securities and Shares issuable upon exercise thereof are registered under the U.S. Securities Act and the securities laws of all applicable States of the United States or an exemption from such registration requirements is available. Terms used in this paragraph have the meanings given to them in Regulation S under the U.S. Securities Act.

     This Special Warrant Certificate shall not be valid for any purpose whatsoever unless and until it has been certified by or on behalf of the Trustee under the Special Warrant Indenture.

     Time shall be of the essence hereof.

     IN WITNESS WHEREOF Granges Inc. has caused this Special Warrant Certificate to be duly executed as of the 25th day of April, 1996.


                                       GRANGES INC.


                                       By:
                                          ---------------------------------
                                          Authorized Signatory



                                       By:
                                          ---------------------------------
                                          Authorized Signatory


Countersigned and Registered by:

MONTREAL TRUST COMPANY OF CANADA,
Toronto
Vancouver


By:
   ---------------------------------
   Authorized Signatory



                                     LEGEND

     THE SECURITY REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE RULES MADE THEREUNDER. THE HOLD PERIOD EXPIRES ON APRIL 27, 1997.

                                   SCHEDULE B

                                 EXERCISE FORM


TO:  c/o Montreal Trust Company of Canada
     151 Front Street, 8th Floor
     Toronto, Ontario
     M5J 2N1

     Attention: Stock Transfer
                Department

or   c/o  Montreal Trust Company of Canada
          Montreal Trust Centre
          510 Burrard Street
          Vancouver, British Columbia
          V6C 3B9

     Attention: Stock Transfer
                Department

     The undersigned holder of the within Special Warrants hereby exercises _____________ of the Special Warrants represented hereby and the right provided for in such exercised Special Warrants to receive the common shares and common share purchase warrants of Granges Inc. issuable pursuant to such Special Warrants.

     The undersigned hereby irrevocably directs that the said common shares and common share purchase warrants be issued and delivered as follows:


                                                        Number(s) of
                                                        common shares and
                                                        common share
Name(s) in Full          Address(es)                    purchase warrants

- -----------------------  -----------------------------  ----------------------

- -----------------------  -----------------------------  ----------------------

- -----------------------  -----------------------------  ----------------------

(Please print in full the name in which certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Special Warrantholder, the Transfer of Special Warrants form must be completed and the Special

Warrantholder must pay to the Trustee all exigible transfer taxes or other government charges.)

DATED this ______ day of ________________, 199___.



- -----------------------------          ------------------------------------
Witness                                Signature of Registered Holder


                                       ------------------------------------
                                       Name of Registered Holder


                                       ------------------------------------


                                       ------------------------------------
                                       Address of Registered Holder


[ ] Please check box if these certificates are to be delivered to the office where this Special Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

                                   SCHEDULE C

                          TRANSFER OF SPECIAL WARRANTS




     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


________________________________________________________________________________
                                    (name)                    (the "transferee")


________________________________________________________________________________
                                   (address)

_______________ of the Special Warrants of Granges Inc. registered in the name of the undersigned represented by the within certificate.


     DATED the _____ day of ______________, 199___.



Signature of Special Warrantholder _____________________________________________
Guaranteed by:                         (Signature of Special Warrantholder)



__________________________________ [* ]
                                  * Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Special Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Bank or Trust Company or by a member of the Toronto, Vancouver or Montreal stock exchanges.

                                   SCHEDULE D


                   FORM OF DECLARATION FOR REMOVAL OF LEGEND


To:  Montreal Trust Company of Canada
     Stock and Bond Transfer Department



     The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers __________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and
(B) certifies that (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.

Dated:

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:





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
                                   SCHEDULE F

                                 ELECTION FORM


[TO BE COMPLETED BY A SPECIAL WARRANTHOLDER UPON RECEIVING NOTICE FROM THE TRUSTEE THAT THE QUALIFICATION DATE HAS NOT OCCURRED ON OR BEFORE THE QUALIFICATION DEADLINE]


TO:  c/o Montreal Trust Company of Canada
     Montreal Trust Centre
     510 Burrard Street
     Vancouver, British Columbia
     V6C 3B9

     Attention:  Stock Transfer Department

or   c/o Montreal Trust Company of Canada
     151 Front Street, 8th Floor
     Toronto, Ontario
     M5J 2N1

     Attention:  Stock Transfer Department

     The undersigned holder of Special Warrants of Granges Inc. hereby gives irrevocable notice of its election to: (check one)


[ ] exercise all of such holder's Special Warrants represented by the Special Warrant Certificate(s) surrendered herewith and receive the common shares in the capital of Granges Inc. and the common share purchase warrants which such holder is entitled to acquire upon such exercise, subject to any applicable hold periods, resale restrictions and other requirements of applicable securities legislation; or

[ ] retract 100% of such holder's Special Warrants represented by the Special Warrant Certificate(s) surrendered herewith and receive payment from Montreal Trust Company of Canada (the "Trustee") of the purchase price of the Special Warrants so retracted and all interest earned thereon in the hands of the Trustee from April 25, 1996 to the date immediately preceding the date of such payment (less any tax required to be withheld therefrom) to either such holder or to such person as is specified below:

     Name in Full                      Address

     ------------------------------    ---------------------------------------


DATED this ______ day of ________________, 199___.





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

- -----------------------------          ------------------------------------
Witness                                Signature of Registered Holder


                                       ------------------------------------
                                       Name of Registered Holder


                                       ------------------------------------


                                       ------------------------------------
                                       Address of Registered Holder

[ ] Please check box if payment of the purchase price of any Special Warrants that are retracted are to be delivered to the office where this Special Warrant Certificate is delivered, failing which payment will be made to the address shown on the register or above.





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